Net Finance Costs - Summary of Net Finance Costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2017
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	$ 1,296	$ 1,168	$ 1,130
Interest capitalised at 4.96% (2018: 4.24%; 2017: 3.25%) (1)	(248)	(139)	(113)
Interest on finance leases	47	59	33
Discounting on provisions and other liabilities	470	414	450
Other gains and losses
Fair value change on hedged loans	729	(265)	(1,185)
Fair value change on hedging derivatives	(809)	329	1,244
Exchange variations on net debt	6	(19)	(23)
Other	19	20	24
Total financial expenses	1,510	1,567	1,560
Financial income
Interest income	(446)	(322)	(143)
Net finance costs	$ 1,064	$ 1,245	$ 1,417